Date and Time : January 28, 2016 11:49 AM Pacific Time

Q BRITISH COLUMBIA

BC Registry Services

Mailing Address:

PO Box 9431 Stn Prov Govt Victoria BC VBW 9V3

Location:

2nd Floor - 940 Blanshard Street Victoria BC

1 877 526-1526

Notice of Change of Directors

FORM 10

BUSINESS CORPORATIONS ACT

Section 127

Filed Date and Time: January 28, 2016 11:49 AM Pacific Time

Incorporation Number: BC0218266

Name of Company:

STARCORE INTERNATIONAL MINES LTD.

Date of Change of Directors

January 15, 2016

Director(s) who have ceased to be Directors

Last Name, First Name, Middle Name: DEPATIE, SERGE

Mailing Address:

4662 VICTORIA AVENUE MONTREAL QC H3W 2N1 CANADA

Delivery Address:

4662 VICTORIA AVENUE MONTREAL QC H3W 2N 1 CANADA

Director(s) as at January 15, 2016

Last Name, First Name, Middle Name: Area, Gary

Mailing Address: SUITE 750

580 HORNBY STREET

VANCOUVER BC V6C 3B6 CANADA

Delivery Address: SUITE 750

580 HORNBY STREET

VANCOUVER BC V6C 386 CANADA

SUITE 750

580 HORNBY STREET VANCOUVER BC V6C 3B6 CANADA

SUITE 750

580 HORNBY STREET VANCOUVER BC V6C 3B6 CANADA

Last Name, First Name, Middle Name:

ESTRA, JORDAN

Mailing Address:

5888 NORTH OCEAN BLVD OCEAN RIDGE FL 33435 UNITED STATES

Delivery Address:

5888 NORTH OCEAN BLVD OCEAN RIDGE FL 33435 UNITED STATES

Last Name, First Name, Middle Name:

GUNNING, MICHAEL

Mailing Address:

1500 KIRKWOOD ROAD DELTA BC V4L 1G1 CANADA

Delivery Address:

1500 KIRKWOOD ROAD DELTA BC V4L 1G1 CANADA

Last Name, First Name, Middle Name:

GUNNING, DAVID R

Mailing Address:

SUITE 750

580 HORNBY STREET VANCOUVER BC V6C 3B6 CANADA

Delivery Address:

SUITE 750

580 HORNBY STREET VANCOUVER BC V6C 3B6 CANADA

Last Name, First Name, Middle Name:

Kent, Cory H.

Mailing Address:

1500 ROYAL CENTRE

1055 WEST GEORGIA STREET

P.O. BOX 1117 VANCOUVER BC V6E 4N7 CANADA

Delivery Address:

1500 ROYAL CENTRE

1055 WEST GEORGIA STREET

P.O. BOX 1117 VANCOUVER BC V6E 4N7 CANADA

Last Name, First Name, Middle Name:

SUMANIK, KEN

Mailing Address:

6531 DAKOTA DR RICHMOND BC V7C4X5

Delivery Address:

6531 DAKOTA DR RICHMOND BC V7C4X5

PANZACOLA15COYOACAN MEXICO, D.F. 04000 MEXICO

PANZACOLA15COYOACAN MEXICO, D.F. 04000 MEXICO